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EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into PhotoMedex, Inc.'s previously filed Form S-8 Registration Statement No. 333-30298 and Form S-3 Registration Statement Nos. 333-58450 and 333-72580.




                                        /s/ Arthur Andersen LLP



Philadelphia, Pennsylvania
April 1, 2002